UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a -12

WORLDBID CORPORATION
(Name of Registrant as Specified in its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

WORLDBID CORPORATION

NOTICE OF 2006 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD
JANUARY 6, 2006

To our Stockholders:

Notice is hereby given that the 2006 special meeting of the stockholders of Worldbid Corporation (the “Company”), will be held at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada on January 6, 2006, commencing at 11:00 a.m. Pacific Standard Time, for the following purposes:

1.	To approve an amendment to the Company’s Articles of Incorporation by increasing the number of authorized shares of our Common Stock from 20,000,000 shares to 500,000,000 shares.

2.	To approve an amendment to the Company’s Articles of Incorporation by deleting current Article 2, referring to the Company’s principal office and principal place of business, in its entirety.

Only stockholders of record at the close of business on December 12, 2005 are entitled to notice of, and to vote at, the special meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF WORLDBID CORPORATION

/signed/Logan B. Anderson
Logan B. Anderson
Chief Executive Officer and President

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

WORLDBID CORPORATION

810 Peace Portal Drive, Suite 201
Blaine, WA 98230

Tel: (360) 332-1752

PROXY STATEMENT
FOR A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON JANUARY 6, 2006

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by Worldbid Corporation (“we”, “our”, “us”, “the Company” or “Worldbid”) for use at a special meeting of our stockholders (the “Special Meeting”) to be held at 11:00 am Pacific Standard Time, on January 6, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

This Proxy Statement, Notice of Meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about December 23, 2005.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

ENTITLEMENT TO VOTE

All holders of record of our shares of common stock, par value $0.001 per share (the “Common Stock”), at the close of business on December 12, 2005 (the “Record Date”), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under “Voting of Proxies.”

Persons who hold shares of our Common Stock in a “street name” through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our transfer agent, as indicated

on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder’s right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy at any time before it is voted by:

(a)	executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)	attending the Special Meeting in person and:

(i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, O’Neill Law Group PLLC, at Suite 1010, 435 Martin Street, Blaine, WA 98230, Facsimile: (360) 332-2291.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER’S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER’S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to one percent (1%) of the shares of Common Stock outstanding must be at the meeting. These shares may be represented in person or represented by proxy.

On the Record Date, we had 5,051,192 shares of Common Stock outstanding. As a result, a quorum of 50,512 shares must be represented at the Special Meeting, either in person or by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting.

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.

At the close of business on the Record Date, there were 5,051,192 shares of Common Stock outstanding and entitled to vote. There are no separate voting groups or separate series of stock.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the “SEC”) Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting. In accordance with our Bylaws, in order to be properly brought before our next meeting of our stockholders, stockholder proposals must be delivered to our principal executive offices no earlier than 90 days prior to the next annual meeting, and not later than the close of business on the later of (a) 60 days prior to the next annual meeting, and (b) in the event that we make a public announcement of the date of our next annual meeting, 10 days following the first date on which such a public announcement is made.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Worldbid Corporation, 810 Peace Portal Drive, Suite 201, Blaine, WA 98230, Attention: Secretary.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, or persons who have been directors or executive officers at any time since the beginning of our last fiscal year, have any direct or indirect interest in the matters to referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of December 12, 2005 by: (i) each person (including any group) known to us to own more than 5% of our outstanding Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Logan Anderson Director and Chief Executive Officer and President 15 Hill Cresent Pembroke, Bermuda	1,986,343(2) Direct	39.02%
Common Stock	Howard Thomson Director and Chief Financial Officer, Treasurer and Secretary 4734 South Golf Course Drive Blaine, Washington	63,510(3) Direct	1.25%
Common Stock	Paul Wagorn Director and Chief Operating Officer #2 – 2251 Belmont Avenue Victoria, British Columbia, Canada	100,000(4) Direct	1.94%
Common Stock	All Officers and Directors as a Group (2 persons)	2,149,853	41.25%
5% STOCKHOLDERS No person is known to us to beneficially own more than 5% of the outstanding shares of our common stock, other than Logan Anderson, our chief executive officer, as disclosed above.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of December 12, 2005, the Company had 5,051,192 shares of common stock issued and outstanding.

(2)	Includes 1,946,343 shares held by Logan Anderson and 40,000 shares that are immediately acquirable upon the exercise of stock options by Logan Anderson within 60 days of December 12, 2005.

(3)	Includes 43,510 shares held by Howard Thomson and 20,000 shares that are immediately acquirable upon the exercise of stock options by Howard Thomson within 60 days of December 12, 2005.

(4)	Includes 100,000 shares that are immediately acquirable upon the exercise of stock options by Paul Wagorn within 60 days of December 12, 2005.

PROPOSAL NO. 1

AMENDMENT OF
OUR ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Effective on December 9, 2005, our Board of Directors executed a written consent authorizing and recommending that our stockholders approve a proposal to increase the number of authorized shares of our Common Stock from 20,000,000 shares to 500,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. Our Board of Directors believes it is in our best interests to increase the number of authorized shares in order to give us greater flexibility in considering and planning for future business needs. The issuance of additional shares of Common Stock could have the effect of diluting earnings per share, voting power and shareholdings of our existing stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our Company.

We anticipate issuing additional shares of common stock in connection with future financings. Presently, we do not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock.

Effectiveness of the Increase to Authorized Number of Shares of Common Stock

If approved by our stockholders, the increase to the number of authorized shares of Common Stock will become effective upon the filing of Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file Restated Articles of Incorporation as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with an increase in the number of our authorized shares of Common Stock.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 1.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 2

AMENDMENT OF
OUR ARTICLES OF INCORPORATION
BY DELETING REFERENCE TO PRINCIPAL OFFICE AND PRINCIPAL PLACE OF BUSINESS

Effective on December 9, 2005, our Board of Directors executed a written consent authorizing and recommending that our stockholders approve a proposal to amend our Articles of Incorporation by deleting Article 2 in its entirety. Article 2 of our Articles of Incorporation as currently amended states as follows:

The principal office or place of business for the corporation shall be located at 6121 Lakeside Drive, Suite 260, Reno, Nevada 89511-8527. The corporation may also maintain offices, transact corporate business, and hold meetings of directors and shareholders at other places in Nevada or outside the State. The name and address of its Resident Agent are Richard W. Harris, Esq., 6121 Lakeside Drive, Suite 260, Reno, Nevada 89511-8527.

Our current resident agent is Camlex Management (Nevada) Inc. and our current registered office is located at 8275 S. Eastern Avenue, Suite 200, Las Vegas, Nevada 89123. We no longer maintain an office or address at 6121 Lakeside Drive, Suite 260, Reno, Nevada. As such, we believe that it is no longer appropriate to include Article 2 in our Amended and Restated Articles of Incorporation.

Effectiveness of the Amendment

If approved by our stockholders, the amendment to our Articles of Incorporation deleting Article 2 in its entirety will become effective upon the filing of Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file Restated Articles of Incorporation as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with the deletion of Article 2 from our Articles of Incorporation.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION BY DELETING ARTICLE 2 IN ITS ENTIRETY.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Logan Anderson, President, Worldbid Corporation, 810 Peace Portal Drive, Suite 201, Blaine, WA 98230, Tel: (360) 332-1752.

BY ORDER OF THE BOARD OF DIRECTORS
Date: December 22, 2005
/signed/Logan B. Anderson
Logan B. Anderson, President
Worldbid Corporation

PROXY

SPECIAL MEETING OF THE STOCKHOLDERS OF WORLDBID CORPORATION	RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

(the “Company”)			For	Against	Abstain

TO BE HELD AT:	1.	Approval of an amendment
to the Company’s Articles of
SUITE 1880, 1055 WEST GEORGIA STREET		Incorporation to increase the
VANCOUVER, BRITISH COLUMBIA, CANADA		number of authorized shares
ON JANUARY 6, 2006 AT		of Common Stock, par value
11:00 AM (PACIFIC STANDARD TIME)		$0.001, from 20,000,000
shares to 500,000,000
shares.

The undersigned stockholder (the “Registered Stockholder”) of the Company hereby appoints LOGAN B. ANDERSON and HOWARD THOMSON, and each of them, with full power of substitution, as proxies for and on behalf of the Registered Stockholder to attend, act and vote the securities which the Registered Stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company to be held on January 6, 2006 at 11:00 AM (PST) and at every adjournment thereof, to the same extent and with the same powers as if the Registered Stockholder were present at the said Special Meeting, or any adjournment thereof.

	2.	Approval of an amendment
to the Company’s Articles of
Incorporation by deleting
current Article 2 of the
Articles of Incorporation in its
entirety.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Special Meeting.

The Registered Stockholder hereby authorizes and directs the proxies to vote the securities of the Company registered in the name of the Registered Stockholder on the proposals listed below as specified and at the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

SIGN HERE: ______________________________________

Please Print Name: ______________________________________

Date: ______________________________________

Number of Shares
Represented by Proxy: ______________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company’s legal counsel, O’Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

O’NEILL LAW GROUP PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.